SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report:            December 31, 1997



                             HEALTHSOUTH Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


  Delaware                             1-10315                   63-0860407
  -------------                      -----------               -------------
  State or Other                     (Commission              (I.R.S. Employer
  Jurisdiction of Incorporation       File Number)           Identification No.)
  or Organization)


  One HEALTHSOUTH Parkway
  Birmingham, Alabama                                           35243
  ---------------------------                                   ---------
  (Address of Principal                                         (Zip Code)
  Executive Offices)


  Registrant's Telephone Number,
  Including Area Code:                                          (205) 967-7116

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 31, 1997, HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), consummated the sale of the long-term care assets of the Company's subsidiary Horizon/CMS Healthcare Corporation, a Delaware corporation ("Horizon/CMS"), to Integrated Health Services, Inc., a Delaware corporation ("IHS"). The assets sold included 139 long-term care facilities, 12 specialty hospitals, 35 institutional pharmacy locations and over 1,000 rehabilitation therapy contracts with long-term care facilities. The Company received approximately $1,150,000,000 in cash and IHS assumed approximately $100,000,000 in debt relating to the transferred assets, for a total consideration of $1,250,000,000. HEALTHSOUTH acquired Horizon/CMS in a merger transaction on October 29, 1997. Charles W. Newhall III and Gorge H. Strong are directors of both the Company and IHS. There are no other material relationships between the Company and IHS or any of their respective affiliates, directors or officers.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Pro forma Financial Information

               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

         The following pro forma condensed combined financial information and explanatory notes are presented to reflect the effect for all periods presented of the merger of a wholly-owned subsidiary of HEALTHSOUTH with Horizon/CMS in a transaction to be accounted for as a purchase (the "Merger"), which was consummated on October 29, 1997. In addition, the pro forma financial information reflects the effects for all periods presented of the sale of the long-term care assets acquired from Horizon/CMS to Integrated Health Services, Inc. ("IHS"), which was consummated on December 31, 1997 (the "Sale").

         The pro forma condensed combined balance sheet assumes that the Merger and the Sale were each consummated on September 30, 1997, and the pro forma condensed combined income statements assume that the Merger and the Sale were each consummated on January 1, 1996. The assumptions are described in the accompanying Notes to Pro Forma Condensed Combined Financial Information.

         All HEALTHSOUTH shares outstanding and per share amounts have been adjusted to reflect a two-for-one stock split effected in the form of a 100% stock dividend paid on March 17, 1997.

         The pro forma information should be read in conjunction with the historical financial statements of HEALTHSOUTH and Horizon/CMS included in their respective periodic reports filed with the Securities and Exchange Commission. The HEALTHSOUTH historical amounts in the accompanying pro forma statements include the financial position and results of operations of Health Images, Inc., which was acquired by HEALTHSOUTH in March 1997 in a transaction accounted for as a pooling of interests. Certain balance sheet and income statement amounts from the Horizon/CMS historical financial statements have been reclassified in order to conform to the HEALTHSOUTH method of presentation. These conforming reclassifications had no effect on the reported financial position or results of operations of Horizon/CMS. The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have resulted had the Merger and the Sale been consummated at the dates indicated, nor is such information necessarily indicative of the combined financial position of the Companies or their combined results of operations for future periods.

                    HEALTHSOUTH Corporation and Subsidiaries
             Pro Forma Condensed Combined Balance Sheet (Unaudited)
                               September 30, 1997


                                                                          Pro        Assets      Pro
                                                            Pro Forma     Forma       Sold       Forma        Pro Forma
                                   HEALTHSOUTH Horizon/CMS  Adjustments   Combined    to IHS     Adjustments  Combined
                                   ----------- -----------  -----------   --------   --------   ------------  ---------
                                                 (In thousands)

ASSETS
Current assets:
   Cash and cash equivalents       $  189,408 $   54,170   $    0    $  243,578 $  (10,000)$ 1,150,000 (7)$    233,578
                                                                                            (1,150,000)(8)
   Other marketable securities         3,639          0         0         3,639          0           0           3,639
   Accounts receivable               659,415    365,652         0     1,025,067   (253,820)          0         771,247
                                                                0
   Inventories, prepaid expenses
    and other
    current assets                   224,478     70,469   (17,256)(2)   277,691    (48,810)          0         228,881
   Deferred income taxes              19,514     15,036         0        34,550          0           0          34,550
                                   ----------  --------- ---------    ---------  ----------   --------      ----------
Total current assets               1,096,454    505,327   (17,256)    1,584,525   (312,630)          0       1,271,895

Other assets                         114,517    130,229   (11,074)(1)   204,610    (30,610)          0         174,000
                                                          (29,062)(2)
                                                                0

Property, plant and equipment,
 net                               1,659,300    630,383   136,067 (2) 2,425,750   (434,446)          0       1,991,304
Intangible assets, net             1,379,500    347,043   280,080 (2) 2,049,201   (118,405)   (106,325)(7)   1,824,471
                                                           42,578 (3)
                                   ----------  --------- ---------    ---------  ----------   --------      ----------
Total assets                      $4,249,771 $1,612,982  $401,333    $6,264,086  $(896,091) $ (106,325)    $ 5,261,670
                                   ==========  ========= =========    =========  ==========   ========      ==========
LIABILITIES AND STOCKHOLDERS'
EQUITY
Current liabilities:
   Accounts payable               $   97,158 $   28,082  $      0     $ 125,240   $(32,619)  $        0     $    92,621
   Salaries and wages payable         67,774     23,579    27,100 (3)   118,453    (19,000)           0          99,453
   Accrued interest payable and
    other liabilities                 98,155    143,285    15,478 (3)   256,918    (43,666)     350,000 (7)     563,252
                                                                0

   Current portion of long-term debt  40,220      8,790         0        49,010          0            0          49,010
                                   ----------  --------- ---------     ---------  ----------   --------      ----------
Total current liabilities            303,307    203,736    42,578       549,621    (95,285)     350,000         804,336

Long-term debt                     1,882,466    733,876         0     2,616,342    (94,400)  (1,150,000)(8)   1,371,942
Deferred income taxes                 43,862          0   (11,074)(1)    32,788          0            0          32,788
Other long-term liabilities            2,655     20,212         0        22,867    (11,944)           0          10,923
Deferred revenue                          16        786         0           802          0            0             802
Minority interests                    80,054     18,915         0        98,969       (787)           0          98,182

Stockholders' equity:
   Preferred Stock, $.10 par               0          0         0             0          0            0               0
   Common Stock, $.01 par              3,413         53       400 (2)     3,866          0            0           3,866
   Additional paid-in capital      1,197,230    600,707   404,126 (2) 2,202,063   (642,811)     642,811 (7)   2,202,063
   Retained earnings                 754,754     43,402   (43,402)(2)   754,754    (50,864)      50,864 (7)     754,754

   Treasury stock                       (323)    (8,705)    8,705 (2)      (323)         0            0            (323)
   Receivable from Employee Stock
    Ownership Plan                   (12,247)         0         0       (12,247)         0            0         (12,247)
   Notes receivable from
    stockholders                      (5,416)         0         0        (5,416)         0            0          (5,416)
                                   ----------  ---------  --------    ---------  ----------    --------      ----------
Total stockholders' equity         1,937,411    635,457   369,829     2,942,697   (693,675)     693,675       2,942,697
                                   ----------  ---------  --------    ---------  ----------    --------      ----------

Total liabilities and
 stockholders' equity             $4,249,771 $1,612,982  $401,333   $ 6,264,086  $(896,091)   $(106,325)    $ 5,261,670
                                   ========== =========   =======     =========   =========    ========      ==========


                             See accompanying notes.

                    HEALTHSOUTH Corporation and Subsidiaries
            Pro Forma Condensed Combined Income Statement (Unaudited)
                          Year Ended December 31, 1996

                                                                               Pro Forma          Pro Forma     Assets Sold
                                              HEALTHSOUTH     Horizon/CMS     Adjustments         Combined        to IHS
                                              -----------     -----------     -----------         --------      -----------
                                                        (In thousands, except per share amounts)

Revenues                                   $     2,568,155  $   1,746,504   $           0    $   4,314,659  $  (1,029,563)

Operating unit expenses                          1,667,248      1,439,567               0        3,106,815       (873,869)
Corporate general and administrative
 expenses                                           79,354         94,687               0          174,041        (39,268)
Provision for doubtful accounts                     58,637         27,284               0           85,921        (16,295)
Depreciation and amortization                      207,132         58,311          15,134 (4)      287,564        (27,041)
                                                                                    6,987 (5)
Merger and acquisition related expenses             41,515              0               0           41,515              0
Loss on impairment of assets                        37,390         11,000               0           48,390              0
Special charge                                           0         17,150               0           17,150              0
Interest expense                                    98,751         48,892               0          147,643         (8,968)
Interest income                                     (6,034)        (7,611)              0          (13,645)         1,027
                                              ------------   ------------    ------------     ------------   ------------
                                                 2,183,993      1,689,280          22,121        3,895,394       (964,414)
Income before income taxes, minority
     interests and extraordinary item              384,162         57,224         (22,121)         419,265        (65,149)
Provision for income taxes                         143,929         27,402               0          171,331        (25,694)
                                              ------------   ------------    ------------     ------------   ------------
                                                   240,233         29,822         (22,121)         247,934        (39,455)
Minority interests                                  50,369          7,506               0           57,875           (913)
                                              ------------   ------------    ------------     ------------   ------------
Income from continuing operations          $       189,864  $      22,316    $    (22,121)      $  190,059  $     (38,542)
                                              ============   ============    ============     ============   ============

Weighted average common and common
     equivalent shares outstanding                 336,807         52,266          (8,186) (6)     380,887           N/A
                                              ============   ============    ============     ============   ============
Income from continuing operations per
     common and common equivalent share    $          0.56  $        0.43   $         N/A      $      0.50     $     N/A
                                              ============   ============    ============     ============   ============

Income from continuing operations per
     common share - assuming full
     dilution                              $          0.55  $        0.43   $         N/A      $      0.49     $     N/A
                                              ============   ============    ============     ============   ============

(Table Continued)

                                                Pro Forma          Pro Forma
                                               Adjustments         Combined
                                               -----------         ---------

Revenues                                   $           0      $   3,285,096

Operating unit expenses                                0          2,232,946
Corporate general and administrative
 expenses                                              0            134,773
Provision for doubtful accounts                        0             69,626
Depreciation and amortization                     (2,658)(10)       257,864

Merger and acquisition related expenses                0             41,515
Loss on impairment of assets                           0             48,390
Special charge                                         0             17,150
Interest expense                                 (74,750) (9)        63,925
Interest income                                        0            (12,618)
                                           -------------       ------------
                                                 (77,408)         2,853,571
Income before income taxes, minority
     interests and extraordinary item             77,408            431,525
Provision for income taxes                        29,153 (11)       174,789
                                           -------------       ------------
                                                  48,256            256,735
Minority interests                                     0             56,962
                                           -------------       ------------
Income from continuing operations          $      48,256      $     199,773
                                           =============       ============

Weighted average common and common
     equivalent shares outstanding                  N/A             380,887
                                           =============       ============

Income from continuing operations per
     common and common equivalent share       $     N/A          $     0.52
                                           =============       ============

Income from continuing operations per
     common share - assuming full
     dilution                                 $     N/A          $     0.52
                                           =============       ============


                             See accompanying notes.

                    HEALTHSOUTH Corporation and Subsidiaries
            Pro Forma Condensed Combined Income Statement (Unaudited)
                      Nine Months Ended September 30, 1997


                                                                               Pro Forma          Pro Forma     Assets Sold
                                              HEALTHSOUTH     Horizon/CMS     Adjustments         Combined        to IHS
                                              -----------     -----------     -----------         ---------     -----------
                                                    (In thousands, except per share amounts)

Revenues                                   $     2,163,018  $   1,351,125   $           0     $   3,514,143  $      (813,056)

Operating unit expenses                          1,354,082      1,114,297               0         2,468,379         (696,332)
Corporate general and administrative
 expenses                                           55,926         69,674               0           125,600          (27,500)
Provision for doubtful accounts                     51,811         27,042               0            78,853          (18,841)
Depreciation and amortization                      181,259         50,163          11,350 (4)       248,012          (21,516)
                                                                                    5,240 (5)
Merger and acquisition related expenses             15,875              0               0            15,875                0
Loss on impairment of assets                             0              0               0                 0                0
Special charge                                           0         86,155               0            86,155                0
Interest expense                                    81,180         41,893               0           123,073           (6,726)
Interest income                                     (3,761)        (5,325)              0            (9,086)             743
                                            --------------    -----------    ------------       -----------   --------------
                                                 1,736,372      1,383,899          16,590         3,136,861         (770,172)
Income before income taxes, minority
     interests and extraordinary item              426,646        (32,774)        (16,590)          377,282          (42,884)
Provision for income taxes                         145,347         (8,766)              0           136,581          (16,724)
                                            --------------    -----------    ------------       -----------   --------------
                                                   281,299        (24,008)        (16,590)          240,701          (26,160)
Minority interests                                  49,481          4,669               0            54,150           (1,075)
                                            --------------    -----------    ------------       -----------   --------------

Income from continuing operations          $       231,818   $    (28,677)   $    (16,590)      $   186,551  $       (25,085)
                                            ==============    ===========    ============       ===========   ==============

Weighted average common and common
     equivalent shares outstanding                 351,740         52,640          (8,244)(6)       396,136             N/A
                                            ==============    ===========    ============       ===========   ==============

Income from continuing operations per
     common and common equivalent share    $          0.66   $      (0.54)   $        N/A       $      0.47  $          N/A
                                            ==============    ===========    ============       ===========   ==============

Income from continuing operations per
     common share - assuming full
     dilution                              $          0.65   $      (0.54)   $        N/A       $      0.47  $          N/A
                                            ==============    ===========    ============       ===========   ==============

(Table Continued)

                                               Pro Forma          Pro Forma
                                              Adjustments         Combined
                                              -----------         ---------

Revenues                                   $           0      $   2,701,087

Operating unit expenses                                0          1,772,047
Corporate general and administrative
 expenses                                              0             98,100

Provision for doubtful accounts                        0             60,012
Depreciation and amortization                     (1,994) (10)      224,503

Merger and acquisition related expenses                0             15,875
Loss on impairment of assets                           0                  0
Special charge                                         0             86,155
Interest expense                                 (56,063) (9)        60,285
Interest income                                        0             (8,343)
                                             -----------        ------------
                                                 (58,056)         2,308,633
Income before income taxes, minority
     interests and extraordinary item             58,056            392,454
Provision for income taxes                        21,864 (11)       141,722
                                             -----------        ------------
                                                  36,192            250,732
Minority interests                                     0             53,075
                                             -----------        ------------

Income from continuing operations            $    36,192      $     197,657
                                             ===========        ===========

Weighted average common and common
     equivalent shares outstanding                  N/A             396,136
                                             ===========        ===========

Income from continuing operations per
     common and common equivalent share       $     N/A       $        0.50
                                             ===========        ===========

Income from continuing operations per
     common share - assuming full
     dilution                                 $     N/A       $        0.49
                                             ===========        ===========

                             See accompanying notes.

                    HEALTHSOUTH CORPORATION AND SUBSIDIARIES
          NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


         On  October  29,  1997  HEALTHSOUTH   consummated  the  acquisition  of
Horizon/CMS by means of a stock-for-stock merger. The transaction will be accounted for as a purchase. Under the terms of the Plan, HEALTHSOUTH issued
0.84338 of a share of its Common Stock in exchange for each outstanding share of Horizon/CMS Common Stock. For purposes of the accompanying pro forma financial statements, it is assumed that HEALTHSOUTH issued approximately 45,262,000 shares of its Common Stock valued at $975,849,000, or $21.56 per share, in the Merger. The per share value is based on the closing price per share of HEALTHSOUTH Common Stock on February 14, 1997, the last business day preceding public announcement of the Merger. In addition, HEALTHSOUTH assumed all outstanding Horizon/CMS stock options, which will, in the aggregate, be exercisable for options to acquire approximately 4,200,000 shares of HEALTHSOUTH Common Stock. For purposes of the accompanying pro forma financial statements, these options have an estimated total value of $29,437,000, bringing the total equity consideration to $1,005,286,000.

         On December 31, 1997, HEALTHSOUTH completed the sale of the long-term care assets acquired from Horizon/CMS to IHS. Under the terms of the Sale, HEALTHSOUTH sold 139 long-term care facilities, 12 specialty hospitals, 35 institutional pharmacy locations and over 1,000 rehabilitation therapy contracts with long-term care facilities. HEALTHSOUTH received approximately $1,150,000,000 in cash and IHS assumed approximately $100,000,000 in debt.

         Horizon/CMS has historically reported on a May 31 fiscal year-end. Horizon's results of operations have been recast to a November 30 fiscal year-end in the accompanying pro forma condensed combined income statement for the year ended December 31, 1996. This was accomplished by excluding the results of operations for the six months ended November 30, 1995 from Horizon/CMS's historical May 31, 1996 income statement and then adding to it Horizon/CMS's results of operations for the six months ended November 30, 1996. The accompanying pro forma condensed combined income statement for the nine months ended September 30, 1997 is based on a combination of HEALTHSOUTH's results of operations for the nine months ended September 30, 1997 and Horizon/CMS's results of operations for the nine months ended August 31, 1997.

         The accompanying pro forma balance sheet assumes that the Merger and the Sale were each consummated on September 30, 1997 and includes adjustments which give effect to events that are directly attributable to the Merger and the Sale. The accompanying pro forma income statements assume that the Merger and the Sale were each consummated on January 1, 1996 and include adjustments which give effect to events that are directly attributable to the Merger and the Sale and are expected to have a continuing impact in future periods. The historical statements used in the accompanying pro forma income statement for the year ended December 31, 1996 do not reflect an extraordinary loss of $27,074,000, net of tax, recorded by Horizon/CMS during the period. Likewise, the historical statements used in the accompanying pro forma income statement for the nine months ended September 30, 1997 do not reflect an extraordinary gain of $3,963,000 recorded by Horizon/CMS during the period

         The  following  pro forma  adjustments  are  necessary  to reflect  the
Merger:

         1. To net Horizon/CMS's noncurrent deferred income tax asset against HEALTHSOUTH's noncurrent deferred income tax payable.

         2. To allocate the purchase price as follows (in thousands):


                  Purchase price.....................................   $ 1,005,286
                                                                         ==========

                  Historical net asset value of Horizon/CMS..........   $   635,457
                  Capitalized favorable leasehold value..............       154,543
                  Client and customer lists..........................        34,091
                  Joint venture agreements...........................        12,136
                  Adjustments to net asset values:
                       Prepaid expenses and other current assets.....       (17,256)
                       Other assets..................................       (29,062)
                       Property, plant and equipment.................       (18,476)
                       Intangible assets.............................        (3,035)
                  Cost in excess of net asset value..................       236,888
                                                                          ---------

                                                                        $ 1,005,286
                                                                         ==========


         This adjustment also reflects the issuance of approximately 45,262,000 shares of HEALTHSOUTH Common Stock, valued at $975,849,000, in exchange for all of the outstanding shares of Horizon/CMS Common Stock and the assumption of Horizon/CMS stock options which will, in the aggregate, be exercisable for approximately 4,200,000 shares of HEALTHSOUTH Common Stock, valued at $29,437,000. The fair value of these options was estimated based upon HEALTHSOUTH's historical option valuation criteria. Because HEALTHSOUTH and Horizon/CMS have both elected to account for stock options under APB Opinion No. 25, the fair value of the nonvested options is included as additional consideration. In addition, this adjustment reflects the retirement of all of Horizon/CMS's treasury stock and the write-off of its retained earnings.

         For purposes of allocating the purchase price in the accompanying pro forma financial statements, the remaining Horizon/CMS net assets acquired have been assigned values equal to their historical book values at August 31, 1997. In connection with the consummation of the Merger, management of HEALTHSOUTH will, as a matter of routine, perform a comprehensive analysis to determine the fair value of the net assets acquired and allocate the purchase price based on the determined fair values of the assets acquired and the liabilities assumed at the date of acquisition. Based on all of the information it has obtained and reviewed to date regarding the value of the remaining net assets of Horizon/CMS, management of HEALTHSOUTH is not aware of any material differences between the historical book value and the fair value of the remaining Horizon/CMS net assets,  except for the  adjustments  noted  above.  Furthermore,  at this time, management of HEALTHSOUTH is not aware of any material pre-acquisition contingencies that would materially affect the purchase price allocation. For these reasons the allocation of the purchase price described above is an estimate based on tentative and preliminary data. The final amount of the excess purchase price and the allocation among the net assets may differ from the amounts estimated (see also Note 3).

         3.   HEALTHSOUTH   and  Horizon/CMS   have  incurred   certain  direct,
nonrecurring costs and charges resulting from the Merger. The following is a detail of the estimated costs related to the Merger (in thousands):

                  Financial advisory fees........................ $25,900
                  Professional fees..............................   1,900
                  Severance and related benefits.................  27,100
                                                                 --------

                                                                  $54,900
                                                                 ========

         These costs, net of an estimated tax benefit of $12,322,000, have been accrued and added to the purchase price in the accompanying pro forma balance sheet. Most of these costs are only partially deductible for income tax purposes. The income tax benefit of $12,322,000 is based on the deductible portion of these costs, estimated at $31,595,000,000, multiplied by an effective income tax rate of 39%.

         The financial advisory fees are estimated based on the contractually agreed upon fees with the two financial advisors, which, in the case of HEALTHSOUTH, is determined as a percentage of the value of the securities issued to consummate the Merger and, in the case of Horizon/CMS, is determined as a percentage of the total transaction value, which includes the value of the securities issued and the debt acquired as a result of the Merger.

         The $27,100,000 in severance and related benefits described above comprises $4,577,000 payable to the chief executive officer of Horizon/CMS pursuant to an Employment and Change of Control Agreement, $14,306,000 payable to other Horizon/CMS executive officers pursuant to other change in control agreements and $8,217,000 in other severance and related benefits. IHS has assumed the liability for up to $19,000,000 of such severance and related benefits.

         It is possible that, subsequent to the consummation of the Merger, HEALTHSOUTH will incur costs to discontinue or dispose of certain activities previously performed at HEALTHSOUTH and Horizon/CMS. Furthermore, in order to combine the operations of the Companies, it is possible that HEALTHSOUTH will incur integration costs, such as training Horizon/CMS personnel, relocating certain HEALTHSOUTH and Horizon/CMS personnel, integrating and upgrading certain Horizon/ CMS computer systems, consolidating and restructuring certain functions, severance and other expenses relating to personnel performing duplicative functions, and other related costs. These activities are collectively referred to as "restructuring measures". At this time, a formal plan of restructuring measures has not been formulated or approved by HEALTHSOUTH management. Furthermore, other than the estimated costs noted in the table above, it is not practicable at this time to estimate the individual nature, timing or total cost of the various potential restructuring measures or to assess the likelihood that particular restructuring measures will be implemented. Therefore, no provision for the cost of restructuring measures has been included in the accompanying pro forma condensed combined financial information. However, if restructuring measures are approved and implemented by HEALTHSOUTH management and, depending upon the nature of the measures to be undertaken and the timing of management's commitment with respect to such measures, costs resulting from such measures may be accrued as liabilities and added to the total consideration in this purchase business combination in accordance with generally accepted accounting principles. Alternatively, management's decisions with respect to the nature and timing of any potential restructuring measures may require that nonrecurring charges, potentially significant, be recorded in HEALTHSOUTH's income statements in periods subsequent to the Merger. These types of charges would include all costs related to activities or employees of HEALTHSOUTH.

         4. To adjust depreciation and amortization expense to reflect the purchase price allocation of capitalized favorable leasehold value totaling $154,543,000, client and customer lists totaling $34,091,000 and joint venture agreements totaling $12,136,000 described in Note 2 above. These intangible assets are being amortized over their estimated useful lives as follows:

     Favorable leasehold value......................   16 years
     Client and customer lists......................    8 years
     Joint venture agreements.......................   10 years

         5. To adjust depreciation and amortization expense to reflect the allocation of the excess purchase price over the net asset value acquired totaling $236,888,000 and $42,578,000 ($54,900,000 in costs less the estimated
$12,322,000 tax benefit) described in Notes 2 and 3 above. In accordance with its stated policy, management of HEALTHSOUTH evaluates each acquisition independently to determine the appropriate amortization period for the cost in excess of net asset value of purchased facilities. Each evaluation includes an analysis of historic and projected financial performance, evaluation of the estimated useful lives of buildings and fixed assets acquired, the indefinite lives of certificates of need and licenses acquired, the competition within local markets, lease terms where applicable, and the legal terms of partnership agreements where applicable. Based on its preliminary evaluations, management of HEALTHSOUTH has determined that the cost in excess of net asset value related to the proposed Merger should be amortized over a 40-year period on a straight-line basis.

         Because the Merger was structured as a stock-for-stock merger, the amortization of capitalized leasehold value, goodwill and other intangible assets described in Notes 4 and 5 above will not be deductible for income tax purposes. Therefore, no adjustment to the provision for income taxes is made in the accompanying pro forma income statement.

         6. To adjust pro forma share amounts based on historical share amounts, converting each outstanding share of Horizon/CMS Common Stock into 0.84338 of a share of HEALTHSOUTH Common Stock.

         The following pro forma adjustments are necessary to reflect the Sale:

         7. To reflect the net cash received against the net assets sold to IHS. HEALTHSOUTH expects to recognize a tax liability of approximately $350,000,000 on the taxable gain resulting from the Sale. The resulting difference between the net cash received and the net assets disposed of, net of tax, is approximately $106,325,000. This difference is offset against goodwill (cost in excess of net asset value) calculated in the original Horizon/CMS purchase price allocation described in Note 2 above.

         8. To reflect the retirement of approximately $1,150,000,000 in long-term debt from the cash proceeds of the Sale.

         9. To adjust interest expense to reflect the retirement of long-term debt described in Note 8. Interest is computed based on an assumed blended rate of 6.5%.

         10. To adjust amortization expense to reflect the purchase price reallocation described in Note 7. The amortization period is 40 years (see Note
5).

         11. To adjust income taxes at an assumed rate of 39% to reflect the reduction in interest expense described in Note 9. There is not a tax effect for the reduction in amortization expense described in Note 10 (see Note 5).

     (c)  Exhibits

          2(a) Purchase and Sale Agreement, dated November 1, 1997, among HEALTHSOUTH Corporation, Horizon/CMS Healthcare Corporation and Integrated Health Services, Inc.

          2(b) Amendment to Purchase and Sale Agreement among HEALTHSOUTH Corporation, Horizon/CMS Healthcare Corporation and Integrated Health Services, Inc. dated December 31, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 15, 1998


                                                     HEALTHSOUTH CORPORATION


                                                     By    /s/WILLIAM W. HORTON
                                                       -------------------------
                                                             William W. Horton
                                                           Senior Vice President
                                                           and Corporate Counsel